UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2022

CREDEX CORPORATION

(Exact name of registrant as specified in its charter)

Florida	000-54142	16-1731286
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1881 General George Patton Drive, Suite 107

Franklin, TN 37067

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 651-4160

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01. Changes in Control of the Registrant.

Credex Corporation (the “Company”) may have experienced a change in control on March 28, 2022. As of March 28, 2022, The Cannabis Depot Holding Corp. (“CDHC”) owned an aggregate of 58,492,500 shares (the “Shares”) of the Company’s outstanding common stock, par value $0.001, which amount represented approximately 84% of the Company’s outstanding shares of common stock. On March 28, 2022, CDHC’s Board of Directors approved the distribution of the Shares to CDHC’s shareholders, on a pro rata basis (the “Distribution”). Immediately prior to the Distribution, CDHC had in excess of 200 shareholders. As a result of the Distribution, the Company was no longer a company controlled by CDHC, and no single stockholder of CDHC became the beneficial owner of more than 4% of the Company’s common stock. Therefore, the Company is no longer a controlled company. Prior to the Distribution, the Company was a shell company, and following the Distribution, the Company continues to be a shell company. There has been no change in the Company’s shell company status or the Company’s operations as a result of the Distribution. To the extent that Form 10 information is required to be included in this Current Report on Form 8-K, the following documents are incorporated herein by reference: the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2021; the Company’s Quarterly Reports on Form 10-Q filed with the SEC on May 20, 2021, August 16, 2021, and November 10, 2021; and the Company’s Current Reports on Form 8-K filed with the SEC on April 14, 2021, May 6, 2021, June 24, 2021, December 9, 2021, December 21, 2021, January 11, 2022, and March 17, 2022.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 25, 2022, the Company’s Board of Directors approved by written consent amendments and restatements of: (1) the Company’s Restated Articles of Incorporation filed October 1, 2010, as amended November 17, 2021 (the “Prior Articles”); and (2) the Company’s Bylaws dated October 30, 2005 (the “Prior Bylaws”). As amended and restated on March 25, 2022, the Company’s Amended and Restated Articles of Incorporation are referred to herein as the “A&R Articles.” Likewise, as amended and restated on March 25, 2022, the Company’s Amended and Restated Bylaws are referred to herein as the “A&R Bylaws.”

In addition to the Board of Directors’ approval, the A&R Articles were approved on March 25, 2022 by the written consent of a holder of a majority of the voting power of the issued and outstanding capital stock of the Company.

A&R Articles

Set forth in the table below is a summary of the similarities and differences between the Prior Articles and the A&R Articles.

The term “Not Addressed” in the table below is used in cases where the Prior Articles or A&R Articles do not directly address the identified topic. In such instances, provisions of law relevant to the identified topic would control.

	Provision of Prior Articles	Provision of A&R Articles
Registered Office and Agent

The street address of the registered office of the corporation shall be 454 Treemont Drive, Orange City, FL 32763.

The name of the initial registered agent of the corporation at that address is Richard R. Cook. The mailing address of the Corporation shall be 454 Treemont Drive, Orange City, FL 32763.

The principal office address of the Corporation is 1881 General George Patton Drive, Suite 107, Franklin, TN 37067, or such other address as the Board shall from time to time select.

The name and address of the registered agent of the Corporation in the State of Florida is Corporate Creations Network Inc., 801 US Highway 1, North Palm Beach, FL 33408, or such other agent and address as the Board of Directors of the Corporation (the “Board”) shall from time to time select.

Term	Perpetual	Perpetual

Purpose and Business	The Corporation may engage or transact in any or all lawful activities or business permitted under the laws of the United States, the State of Florida or any other state, country, territory, or nation.	The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the Florida Business Corporation Act (“FBCA”).

Capital Stock	The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 100,000,000 shares of common stock, par value of $0.001 per share.	The total number of shares of all classes of stock, which the Corporation shall have authority to issue shall be two hundred and fifty million (250,000,000) shares of common stock, par value of $0.001 per share (the “Common Stock”) and twenty five million (25,000,000) shares of preferred stock, par value of $0.001 per share (the “Preferred Stock”).

Common Stock Preemptive Rights	Not Addressed	No shareholders of the Corporation holding Common Stock shall have any preemptive or other right to subscribe for any additional unissued or treasury shares of stock or for other securities of any class, or for rights, warrants or options to purchase stock, or for scrip, or for securities of any kind convertible into stock or carrying stock purchase warrants or privileges unless so authorized by the Corporation.

Voting Rights and Powers	Not Addressed	With respect to all matters upon which shareholders are entitled to vote or to which shareholders are entitled to give consent, the holders of the outstanding shares of the Common Stock shall be entitled to cast thereon one (1) vote in person or by proxy for each share of the Common Stock standing in his/her name. The Common Stock shall, together as a class, be entitled to receive the net assets of the Corporation upon dissolution.

Cash Dividends	Not Addressed	Subject to the rights of holders of Preferred Stock, holders of Common Stock shall be entitled to receive such cash dividends as may be declared thereon by the Board from time to time out of assets of funds of the Corporation legally available therefore.

Non-Cash Dividends and Distributions	Not Addressed	The Board may issue shares of the Common Stock in the form of a distribution or distributions pursuant to a stock dividend or split-up of the shares of the Common Stock.

Other Classes of Dividends and Distributions	Not Addressed	Shares of one class or series may be issued as a share dividend in respect of shares of another class or series.

Other Rights	Not Addressed	Except as otherwise required by the FBCA and as may otherwise be provided in A&R Articles, each share of the Common Stock shall have identical powers, preferences and rights, including rights in liquidation.

Preferred Stock	Not Addressed	The powers, preferences, rights, qualifications, limitations and restrictions pertaining to the Preferred Stock, or any series thereof, shall be such as may be fixed, from time to time, by the Board in its sole discretion, authority to do so being hereby expressly vested in the Board.

Issuance of Common Stock and Preferred Stock	Not Addressed	The Board may from time to time authorize by resolution the issuance of any or all shares of the Common Stock and the Preferred Stock herein authorized in accordance with the terms and conditions set forth in the A&R Articles for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration and in the case of the Preferred Stock, in one or more series, all as the Board in its discretion may determine and without any vote or other action by the shareholders, except as otherwise required by law. The Board, from time to time, also may authorize, by resolution, options, warrants and other rights convertible into Common or Preferred stock.

Cumulative Voting	Not Addressed	Except as otherwise required by applicable law, there shall be no cumulative voting on any matter brought to a vote of shareholders of the Corporation.

One Voting Class	Not Addressed	Except as otherwise required by the FBCA, the A&R Articles, or any designation for a class of Preferred Stock (which may provide that an alternate vote is required), (i) all shares of capital stock of the Corporation shall vote together as one class on all mattes submitted to a vote of the shareholders of the Corporation; and (ii) the affirmative vote of a majority of the voting power of all outstanding shares of voting stock entitled to vote in connection with the applicable matter shall be required for approval of such matter.

Voting Limitation	Not Addressed	Except as otherwise required by law or provided in these Articles of Incorporation, holders of Common Stock or any other class or series of Preferred Stock shall not be entitled to vote on any amendment to the A&R Articles (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding other class or series of Preferred Stock if the holders of such other affected class or series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other such class or series of Preferred Stock, to vote thereon by law or pursuant to these Articles of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

Bylaws	Not Addressed	The Board is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the bylaws of the Corporation. The bylaws may also be adopted, repealed, rescinded, altered or amended in any respect by the shareholders of the Company, but only by the affirmative vote of the holders of not less than fifty-one percent (51%) of the voting power of all outstanding shares of voting stock, regardless of class and voting together as a single voting class.

Board of Directors; Term	The Corporation shall have four directors initially. Four individuals were identified as the initial directors.	The exact number of directors shall be fixed from time to time by the Board pursuant to resolution adopted by a majority of the full Board. Directors need not be shareholders. Each director shall serve until their successor is elected and qualified or until his death, resignation or removal. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

Board Vacancies	Not Addressed	Newly created directorships resulting from any increase in the number of directors, or any vacancies on the Board resulting from death, resignation, removal, or other causes, shall be filled solely by the quorum of the Board and the shareholders may not fill such vacancy. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of directors in which the new directorship was created or the vacancy occurred and until such director’s successor shall have been elected and qualified or until such director’s death, resignation or removal, whichever first occurs.

Director Removal	Not Addressed	Any director may be removed from office only by the affirmative vote of the holders of not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. Failure of an incumbent director to be nominated to serve an additional term of office shall not be deemed a removal from office requiring any shareholder vote.

Shareholder Actions	Not Addressed	Any action required or permitted to be taken by the shareholders of the Corporation must be effective at a duly called Annual Meeting or at a special meeting of shareholders of the Corporation, unless such action requiring or permitting shareholder approval is approved by a majority of the directors, in which case such action may be authorized or taken by the written consent of the holders of outstanding shares of voting stock having not less than the minimum voting power that would be necessary to authorize or take such action at a meeting of shareholders at which all shares entitled to vote thereon were present and voted, provided all other requirements of applicable law and these Articles of Incorporation have been satisfied.

Interested Directors	Not Addressed	No contract or transaction between this Corporation and any of its directors, or between this Corporation and any other corporation, firm, association, or other legal entity shall be invalidated by reason of the fact that the director of the Corporation has a direct or indirect interest, pecuniary or otherwise, in such corporation, firm, association, or legal entity, or because the interested director was present at the meeting of the Board which acted upon or in reference to such contract or transaction, or because he participated in such action, provided that: (1) the interest of each such director shall have been disclosed to or known by the Board and a disinterested majority of the Board shall have, nonetheless, ratified and approved such contract or transaction (such interested director or directors may be counted in determining whether a quorum is present for the meeting at which such ratification or approval is given); or (2) the conditions of Section 607.0832 of the FBCA are met.

Special Meetings of Shareholders	Not Addressed	Special meetings of the shareholders of the Corporation for any purpose(s) may be called at any time by a majority of the Board. Each special meeting shall be held at such date and time as is requested by Board or the shareholders meeting the requirements above, within the limits fixed by law.

Amendments	Not Addressed	The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in the A&R Articles in the manner now or hereafter prescribed by applicable law and all rights conferred on shareholders herein granted subject to this reservation. The shareholders of the Corporation may not amend the A&R Articles without an act of the Directors.

Director Liability	Not Addressed	No director of this Corporation shall have personal liability to the Corporation or any of its shareholders for monetary damages for breach of fiduciary duty as a director or officers involving any act or omission of any such director or officer.

Director and Officer Indemnification	Not Addressed	The Corporation shall, to the fullest extent permitted by the FBCA and applicable Florida law as in effect at any time, indemnify, hold harmless and defend any person who: (i) was or is a director or officer of the Corporation or was or is a director or officer of a direct or indirect wholly owned subsidiary of the Corporation, and (ii) was or is a party or is threatened to be made a party to, or was or is otherwise directly involved in (including as a witness), any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person was or is a director or officer of the Corporation or any direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise.

Director and Officer Insurance	Not Addressed	The Corporation may purchase and maintain insurance on behalf of any person who was or is a director, officer, employee or agent of the Corporation, or a direct or indirect wholly owned subsidiary of the Corporation, or was or is serving at the request of the Corporation, as a director, officer, employee, partner, member or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such.

Officers	Two officers were named: President and a Secretary & Treasurer.	The Corporation shall have power to appoint such officers and agents as the affairs of the Corporation shall requite and allow them suitable compensation.

Forum Selection	Not Addressed	Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s shareholders, (iii) an action asserting a claim arising pursuant to any provision of the FBCA, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the state of Florida, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants.

A&R Bylaws

Set forth in the table below is a summary of the similarities and differences between the Prior Bylaws and the A&R Bylaws.

The term “Not Addressed” in the table below is used in cases where the Prior Bylaws or A&R Bylaws do not directly address the identified topic. In such instances, provisions of law relevant to the identified topic would control.

	Provision of Prior Bylaws	Provision of A&R Bylaws
Offices	Not Addressed	The Corporation may have an office or offices, and keep the books and records of the Corporation, except as may otherwise be required by applicable law, at such other place or places, either within or without the State of Florida, as the Board may from time to time determine or the business of the Corporation may require.

Annual Meetings of Shareholders

The annual shareholder meeting of Corporation will be held on the 30th day of October of each year or at such other time and place as designated by the Board of Directors, provided that if said day falls on a Sunday or legal holiday, then the meeting will be held on the first business day thereafter. Business transacted at said meeting will include the election of directors of Corporation.

Meetings of shareholders will be held at the principal place of business of Corporation or at such other place as is designated by the Board of Directors.

The annual meetings of shareholders for the election of directors and for such other business as may be stated in the notice of the meeting shall be held at such time and date and place as the Board, by resolution, shall determine and as set forth in the notice of the meeting and shall be held at such place, either within or without the State of Florida. If the date of the annual meeting shall fall upon a legal holiday, the meeting shall be held on the next succeeding business day.

Deferred Meeting for Election of Directors, etc.	Not Addressed	If the annual meeting of shareholders for the election of directors and the transaction of other business is not held within the time specified in the A&R Bylaws, the Board shall call a special meeting of shareholders for the election of directors and the transaction of other business as soon thereafter as convenient.

Special Meeting of Shareholders	Special meetings of the shareholders will be held when directed by the President, Board of Directors, or the holders of not less than 10 percent of all the shares entitled to be cast on any issue proposed to be considered at the proposed special meeting; provided that said persons sign, date and deliver to Corporation one or more written demands for the meeting describing the purposes(s) for which it is to be held. A meeting requested by shareholders of Corporation will be called for a date not less than 10 nor more than 60 days after the request is made, unless the shareholders requesting the meeting designate a later date. The call for the meeting will be issued by the Secretary, unless the President, Board of Directors or shareholders requesting the meeting designate another person to do so.	A special meeting of shareholders (other than a special meeting for the election of directors), unless otherwise prescribed by statute, may only be called by the Board and may be called at any time by the Board. At any special meeting of shareholders, only such business may be transacted as is related to the purpose(s) of such meeting set forth in the notice thereof given.

Record Date	The Board of Directors of Corporation shall fix the record date; however, in no event may a record date fixed by the Board of Directors be a date prior to the date on which the resolution fixing the record date is adopted.	For the purpose of determining the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining shareholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as of the record date for any such determination of shareholders. Such date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting nor more than sixty (60) days prior to any other action. When a determination of shareholders entitled to notice of, or to vote at, any meeting of shareholders has been made, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting. Specific provisions apply in cases where no record date is fixed by the board.

Notice of Meetings of Shareholders; Location.

Written notice stating the place, day and hour of the meeting, and the purpose(s) for which said special meeting is called, will be delivered not less than 10 nor more than 60 days before the meeting, either personally or by first class mail, by or at the direction of the President, the Secretary or the officer or persons calling the meeting to each shareholder of record entitled to vote at such meeting. If mailed, such notice will be deemed to be effective when deposited in the United States mail and addressed to the shareholder at the shareholder’s address as it appears on the stock transfer books of Corporation, with postage thereon prepaid.

Corporation shall notify each shareholder, entitled to a vote at the meeting, of the date, time and place of each annual and special shareholder’s meeting no fewer than 10 or more than 60 days before the meeting date. Notice of a special meeting shall describe the purpose(s) for which the meeting is called.

Meetings of shareholders will be held at the principal place of business of Corporation or at such other place as is designated by the Board of Directors.

With limited exceptions, whenever under any provision of the FBCA, the A&R Articles (as the same may be amended, supplemented and/or restated from time to time, the “Articles”) or the A&R Bylaws, shareholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose(s) for which the meeting is called.

Waivers of Notice.	A shareholder may waive any notice required hereunder either before or after the date and time stated in the notice; however, the waiver must be in writing, signed by the shareholder entitled to the notice and be delivered to Corporation for inclusion in the minutes or filing in the corporate records.

Whenever notice is required to be given to the shareholders under any provision of the FBCA, or the Articles or these Bylaws, a written waiver thereof, signed by a shareholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice.

Attendance of a shareholder at a meeting shall constitute a waiver of notice of such meeting, except when the shareholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

Quorum of Shareholders; Adjournment; Postponement

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders.

If a quorum, as herein defined, is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter thereof will be the act of the shareholders unless otherwise provided by law.

When a meeting is adjourned to another time or place, it will not be necessary to give any notice of the adjourned meeting provided that the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken. At such an adjourned meeting, any business may be transacted that might have been transacted on the original date of the meeting. If, however, a new record date for the adjourned meeting is made or is required, then, a notice of the adjourned meeting will be given on the new record date as provided in this Article to each shareholder of record entitled to notice of such meeting.

The holders of a 50.1% of the voting power, present, in person or represented by proxy, shall be necessary and sufficient to constitute a quorum for the transaction of any business at such meeting, except where otherwise provided by any provision of the FBCA. When a quorum is once present to organize a meeting of shareholders, it is not broken by the subsequent withdrawal of any shareholders. The Chairman, or the holders of a majority of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjournment meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Any previously scheduled meeting of shareholders may be postponed, and any previously scheduled special meeting of Shareholders may be canceled, by the Board upon public notice given prior to the time previously scheduled for such meeting of shareholders.

Voting; Proxies

Each outstanding share will be entitled to one vote on each matter submitted to a vote at a meeting of shareholders.

A shareholder may vote either in person or by proxy, provided that any and all proxies are executed in writing by the shareholder or his duly authorized attorney-in-fact. No proxy will be valid after the duration of 11 months from the date thereof unless otherwise provided in the proxy.

Unless otherwise provided in the Articles, every shareholder of record shall be entitled at every meeting of shareholders to one vote for each share of capital stock standing in the shareholder’s name on the record of shareholders.

If the A&R Articles provide for more or less than one vote for any share on any matter, every reference in the A&R Bylaws or any provision of the FBCA, to a majority or other proportion of stock shall refer to such majority to other proportion of the votes of such stock.

The provisions of the FBCA shall apply in determining whether any shares of capital stock may be voted and the persons, if any entitled to vote such shares, but the Corporation shall be protected in treating the persons in whose names shares of capital stock stand on the record of shareholders as owners thereof for all purposes.

In any uncontested election of directors, each person receiving a majority of the votes cast shall be deemed elected.

As to each matter submitted to a vote of the shareholders (other than the election of directors), except as otherwise provided by law or by the A&R Articles or by the A&R Bylaws, such matter shall be decided by a majority of the votes cast on such matter.

In voting on any other question on which a vote by ballot is required by law or is demanded by any shareholder entitled to vote (other than election of directors), the voting shall be by ballot. Each ballot shall be signed by the shareholder voting or by his proxy and shall state the number of shares voted. Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person(s) to act for him by proxy.

Nomination of Directors	Not Addressed	Only persons who are nominated in accordance with the procedures set forth in the A&R Bylaws shall be eligible for election as directors. Nominations of persons for election to the Board may be made at a meeting of shareholders at which directors are to be elected only (a) by or at the direction of the Board or (b) by any shareholder of the Corporation entitled to vote for the election of directors at a meeting.

Advance Notices of Business or Nominations for Director	Not Addressed	Advance notice is required for director nominations or other business to be properly brought before an annual meeting of shareholders by a shareholder.

Inspection; Selection and Duties of Inspectors at Meeting of Shareholders	A shareholder of the Corporation (including a beneficial owner whose shares are held in a voting trust or a nominee on behalf of a beneficial owner) may inspect and copy, during regular business hours at the Corporation’s principal office, any of the corporate records required to be kept pursuant to Section 1 of Article V of the Prior Bylaws, if said shareholder gives the Corporation written notice of such demand at least 5 business days before the date on which the shareholder wishes to inspect and copy. The foregoing right of inspection is subject however to such other restrictions as are applicable under Florida Law, including, but not limited to, the inspection of certain records being permitted only if the demand for inspection is made in good faith and for a proper purpose (as well as the shareholder describing with reasonable particularity the purpose and records desired to be inspected and such records are directly connected with the purpose).	The Board, in advance of any meeting of shareholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at such meeting may and, on the request of any shareholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector(s) shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and shall do such acts as are proper to conduct the election or vote with fairness to all shareholders. On the request of the person presiding at the meeting or any shareholder entitled to vote thereat, the inspector(s) shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector(s) shall be prima facie evidence of the facts stated and of the vote as certified by him or them.

Conducting Meeting	Not Addressed	At every meeting of shareholders, the Chief Executive Officer or, in the absence of the Chief Executive Officer, the President or a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present) shall act as chairman of the meeting.

Action Without Meeting	Any action required or permitted by law, these bylaws, or the Prior Articles to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, provided that the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted, as provided by law.	Unless otherwise provided by the Articles, any action required to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting, may be taken without a meeting, without prior notice and without a vote if a consent in writing setting forth the action so taken is signed by the shareholders holding at least a majority of the voting power, except that if a different proportion of voting power is required for such action at a meeting, then that proportion of written consents is required.

Directors; Qualifications; Number and Term.

All corporate powers, business, and affairs will be exercised, managed and directed under the authority of the Board of Directors. Corporation will have up to 7 directors.

Directors must be natural persons of 18 years of age or older but need not be residents of this state and need not be shareholders of Corporation. The Board of Directors will have authority to fix the compensation for directors of Corporation. A director of Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken will be presumed to have assented to the action taken unless such director votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

Each person named in the Prior Articles as a member of the initial Board of Directors will hold office until said directors will have been qualified and elected at the first annual meeting of shareholders, or until said directors earlier resignation, removal from office or death. At the first annual meeting of shareholders and at each annual meeting thereafter, the shareholders will elect directors to hold office until the next annual meeting. Each director will hold office for a term for which said director is elected until said director’s successor will have been qualified and elected, said director’s prior resignation, said director’s removal from office or said director’s death.

Except as provided by any provision of the FBCA, the number of directors shall initially be one or such other number of persons as the majority of the full Board, by resolution, may from time to time determine. The directors shall, except for filling vacancies (whether resulting from an increase in the number of directors, resignations, removals or otherwise), be elected at the annual meeting of the shareholders and each director shall be elected to serve until his successor is elected and qualifies. Directors need not be shareholders. No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director. The members of the Board shall elect a chairman of the Board by a vote of a majority vote of all directors (which may include the vote of the person so elected).

Director Resignations	A director may resign at any time by delivering written notice to the Board of Directors or its chairman or to the Corporation by and through one of its officers. Such a resignation is effective when the notice is delivered unless a later effective date is specified in said notice.	Any director, member of a committee or other officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein and, if no time be specified, at the time of its receipt by the Chief Executive Officer or Secretary. The acceptance of a resignation shall not be necessary to make it effective.

Board Vacancies	Any vacancy occurring in the Board of Directors will be filled by the affirmative vote of a majority of the shareholders or of the remaining directors even though less than a quorum of the Board of Directors. A director elected to fill a vacancy will hold office only until the next election of directors by the shareholders.	If the office of any director, member of a committee or other officer becomes vacant (whether resulting from an increase in the number of directors, resignations, removals or otherwise), the remaining directors in office, though less than a quorum, by a majority vote, may appoint any qualified person to fill such vacancy, who shall hold office for the unexpired term and until his successor shall be duly chosen.

Director Removal

At a meeting of shareholders called expressly for that purpose, any director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

A director may resign at any time by delivering written notice to the Board of Directors or its chairman or to Corporation by and through one of its officers. Such a resignation is effective when the notice is delivered unless a later effective date is specified in said notice.

Any director(s) may be removed either for or without cause at any time by the affirmative vote of the holders of two-thirds of the voting power of the issued and outstanding stock entitled to vote, at a special meeting of the shareholders called for that purpose and the vacancies thus created may be filled, at the meeting held for the purpose of removal, by the affirmative vote of a majority in interest of the shareholders entitled to vote.

Increase or Decrease in Number of Directors	Not Addressed	The number of directors may be increased or decreased only by the affirmative vote of a majority of the directors, though less than a quorum. Any newly created directorships may be filled in the same manner as a vacancy.

Committees	A resolution, adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and/or other committee(s) which will have and may exercise all the authority of the Board of Directors to the extent provided in such resolution, except as is provided by law. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The board may, by resolution adopted by a majority of the full Board of Directors, designate one or more directors as alternate members of any such committee who may act in the place and instead of any absent member or members at any meeting of such committee.	The Board may, by resolution(s) passed by a majority of the whole Board, designate one or more committees, each committee to consist of one (1) or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member or such committee or committees, the member or members thereof present at any such meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, but no such committee shall have the power or authority in reference to amending the Articles, adopting an agreement of merger or consolidation, recommending to the shareholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the shareholders a dissolution of the Corporation or a revocation of a dissolution, or amending the A&R Bylaws of the Corporation and, unless the resolution, the A&R Bylaws or the A&R Articles expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Meetings; Location and Notice

Special or regular meetings of the Board of Directors will be held within or without the State of Florida.

Regular meetings of the Board of Directors will be held without notice on such dates as are designated by the Board of Directors. Written notice of the time and place of special meetings of the Board of Directors will be given to each director by either personal delivery, telegram or cablegram at least two (2) days before the meeting or by notice mailed to the director at least five (5) days before the meeting.

Notice of a meeting of the Board of Directors need not be given to any director who signs a waiver of notice either before or after the meeting. Attendance of a director at a meeting will constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

Neither the business to be transacted nor the purpose of, regular or special meetings of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

A majority of the directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting will be given to the directors who were not present at the time of the adjournment.

Meetings of the Board of Directors may be called by the Chairman of the Board, the President of Corporation or any two directors.

Members of the Board of Directors may participate in a meeting of such board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Members of the Board of Directors may participate in a meeting of such board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

Meetings of the Board, regular or special, may be held at any place within or without the State of Florida.

On the day when, and at the place where, the annual meeting of shareholders for the election of directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes or organization, election of officers and transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in this Section 3.9 for special meetings of the Board or in a waiver of notice thereof.

Regular meetings of the directors may be held without notice at such place and time as shall be determined from time to time by resolution of the directors.

Special meetings of the Board may be called by the Chief Executive Officer or by the Secretary on the written request of any two or more directors on at least ten (10) days’ notice to each director and shall be held at such place(s) as may be determined by the directors, or as shall be stated in the call of the meeting.

Anything in these Bylaws or in any resolution adopted by the Board to the contrary notwithstanding, notice of any meeting of the Board need not be given to any director who submits a signed waiver of such notice, whether before or after such meeting, or who attends such meeting without protesting, prior thereto or at its commencement, the lack of notice to him.

Quorum	A majority of the number of directors fixed by the Prior Bylaws shall constitute a quorum for the transaction of business. The act of a majority of the directors present at a meeting at which a quorum is present will be the act of the Board of Directors.	A majority of the directors in office from time to time shall constitute a quorum for the transaction of business. If at any meeting of the Board there shall be less than a quorum present, a majority of those present may adjourn the meeting from time to time until a quorum is obtained and no further notice thereof need be given, other than by announcement at the meeting which shall be so adjourned.

Compensation	The Board of Directors will have authority to fix the compensation for directors of the Corporation.	Unless otherwise restricted by the A&R Articles, the Board shall have the authority to fix the compensation of the directors.

Director Action Without Meeting	Any action required to be taken at a meeting of the Board of Directors, or any action which may be taken at a meeting of the Board of Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action to be so taken, signed by all the directors, or all the members of the committee, as the case may be, is filed in the minutes of the proceedings of the board or of the committee. Such consent will have the same effect as a unanimous vote.	Any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if a written consent thereto is signed by all members of the Board, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

Annual Report

Unless modified by resolution of the shareholders within 120 days of the close of each fiscal year, Corporation shall furnish the shareholders annual financial statements which may be consolidated or combined statements of Corporation and one or more of its subsidiaries as appropriate, that include a balance sheet as of the end of the fiscal year, an income statement for that year, and a statement of cash flow for that year. If financial statements are prepared on the basis of generally accepted accounting principles, the annual financial statements must also be prepared on that basis. If the annual financial statements are reported on by a public accountant, said accountant’s report shall accompany said statements. If said annual financial statements are not reported on by a public accountant, then the statements shall be accompanied by a statement of the president or the person responsible for Corporation’s accounting records (a) stating his reasonable belief whether the statements were prepared on the basis of generally accepted accounting principles and if not, describing the basis of preparation; and (b) describing any respects in which the statements were not prepared on a basis of accounting consistent with the statements prepared for the preceding year. The annual financial statements shall be mailed to each shareholder of Corporation within 120 days after the close of each fiscal year or within such additional time as is reasonably necessary to enable Corporation to prepare same, if, for reasons beyond Corporation’s control, said annual financial statement cannot be prepared within the prescribed period.

Corporation shall report any indemnification or advanced expenses to any director, officer, employee, or agent (for indemnification relating to litigation or threatened litigation) in writing to the shareholders with or before the notice of the next shareholders’ meeting, or prior to such meeting if the indemnification or advance occurs after the giving of such notice but prior to the time such meeting is held, which report shall include a statement specifying the persons paid, the amounts paid, and the nature and status, at the time of such payment, of the litigation or threatened litigation.

Additionally, if Corporation issues or authorizes the issuance of shares for promises to render services in the future, Corporation shall report in writing to the shareholders the number of shares authorized or issued and the consideration received by Corporation, with or before the notice of the next shareholders’ meeting.

As soon as practicable after the close of each fiscal year, a report of the business and affairs of the Corporation to the shareholders shall be made under the direction of the Board, unless the Board determines, in its reasonable discretion, that such a report is not reasonably required.

Officers	The officers of Corporation will consist of a president, a vice president, a secretary and a treasurer, each of whom will be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors from time to time. Any two or more offices may be held by the same person. Duties of each officer are specified in the Prior Bylaws.	The Board may elect or appoint a Chief Executive Officer and such other officers as it may determine. The Board may designate a President and one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or area of special competence of the Vice Presidents elected or appointed by it. Each officer shall hold his office until his successor is elected and qualified or until his earlier death, resignation or removal. Any two or more offices may be held by the same person. The Board may require any officer to give a bond or other security for the faithful performance of his duties, in such amount and with such sureties as the Board may determine. All officers as between themselves and the Corporation shall have such authority and perform such duties in the management of the Corporation as may be provided in these Bylaws or as the Board may from time to time determine.

Removal of Officers	An officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in the Board’s judgment the best interests of Corporation will be served thereby.	Any officer elected or appointed by the Board may be removed by the Board with or without cause. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

Resignations	Any officer may resign at any time by delivering notice to Corporation. Said resignation is effective upon delivery unless the notice specifies a later effective date.	Any officer may resign at any time by notifying the Board, the Chief Executive Officer or the Secretary in writing. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

Officer Vacancies	Any vacancy in any office may be filled by the Board of Directors.	A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these Bylaws for the regular election or appointment to such office.

Officer Compensation	Not Addressed	Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a director.

Chief Executive Officer	The President will be the chief executive officer of the Corporation, who generally and actively manages the business and affairs of the Corporation subject to the directions of the Board of Directors. Said officer will preside at all meetings of the shareholders and Board of Directors.	The Chief Executive Officer shall have general supervision and direction of the business and affairs of the Corporation, subject to control of the Board, and shall report directly to the Board, and shall have supervisory responsibility over officers operating and discharging their responsibilities.

Principal Financial Officer	Not Addressed	The Principal Financial Officer shall perform all the powers and duties of the office of the principal financial officer and in general have overall supervision of the financial operations of the Corporation.

Executive Vice Presidents	Not Addressed	At the request of the Chief Executive Officer or, in his or her absence, at the request of the Board, the Executive Vice Presidents shall (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the Chief Executive Officer and, so acting, shall have all the powers of and be subject to all restrictions upon the Chief Executive Officer.

Secretary	The Secretary will have custody of, and maintain all of the corporate records except the financial records. Furthermore, said person will record the minutes of all meetings of the shareholders and Board of Directors, send all notices of meetings and perform such other duties as may be prescribed by the Board of Directors or the President. Furthermore, said officer shall be responsible for authenticating records of the Corporation.	The Secretary, if present, shall act as Secretary of all meetings of the shareholders and of the Board and shall keep the minutes thereof in the proper book(s) to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served.

Treasurer	The Treasurer shall retain custody of all corporate funds and financial records, maintain full and accurate accounts of receipts and disbursements and render accounts thereof at the annual meetings of shareholders and whenever else required by the Board of Directors or the President, and perform such other duties as may be prescribed by the Board of Directors or the President.	The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation.

Contracts	Not Addressed	The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

Loans	Not Addressed	The Chief Executive Officer or any other officer, employee or agent authorized by these Bylaws or by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institutions or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidence of indebtedness of the Corporation and, when authorized by the Board to do so, may pledge and hypothecate or transfer any securities or the property of the Corporation as security for any such loans or advances.

Checks and Drafts	Not Addressed	All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all notes or other evidence of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

Deposits	Not Addressed	The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation in such banks, trust companies or other depositories as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power may from time to time be delegated by the Board.

Stock Certificates	Every holder of share(s) in Corporation will be entitled to have a certificate representing all share(s) to which he is holder. No certificate representing share(s) will be issued until such share(s) is/are fully paid. Certificates representing share(s) in Corporation will be signed by the President or Vice President and the Secretary or an Assistant Secretary and will be sealed with the seal of Corporation. Corporation will register a stock certificate presented for transfer if the certificate is properly endorsed by the holder of record or by his duly authorized agent.	The shares of the Corporation shall be represented by certificates in such form (consistent with the provisions of the FBCA) as shall be approved by the Board. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by his duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation and on surrender of the certificate(s) representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. The Corporation shall be entitled to recognize the exclusive right of a person registered on its records as the owner of shares of capital stock to receive dividends and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares of capital stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by applicable law. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by the provisions of the FBCA, and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock of any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder.

Dividends, Surplus, etc.	The Board of Directors of Corporation may, from time to time declare dividends on its shares in cash, property or its own shares, except when Corporation is insolvent or when the payment thereof would render Corporation insolvent, subject to Florida Law.	The Board: (a) may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time to times as, in its discretion, the conditions of the affairs of the Corporation shall render advisable; (b) may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidence of indebtedness; and (c) may set aside from time to time out of such surplus or net profits such sum(s) as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any other purpose it may think conducive to the best interests of the Corporation.

Miscellaneous	The Prior Bylaws have a provision for a corporate seal.	The A&R Bylaws contain provisions regarding a corporate seal; setting the fiscal year; books and records; and attorney’s fees, among others.

Amendments	The Prior Bylaws may be altered, amended or repealed, and altered, amended or new Bylaws may be adopted by a majority vote of the full Board of Directors.	These Bylaws may be altered or repealed and Bylaws may be made at any annual meeting of the shareholders or at any special meeting thereof, if notice of the proposed alteration or repeal of Bylaw or Bylaws to be made be contained in the notice of such special meeting, by the affirmative vote of a majority of the voting power of the capital stock issued and outstanding and entitled to vote thereat, or by the affirmative vote of a majority of the Board at any regular meeting of the Board, or at any special meeting of the Board, if notice of the proposed alteration or repeal, or Bylaw or Bylaws to be made, be contained in the notice of such meeting.

The foregoing summaries are qualified in their entirety by reference to the full text of the A&R Articles and the A&R Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2 to this Current Report on Form 8-K, and are hereby incorporated by reference in this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Articles of Incorporation of Credex Corporation, Adopted March 25, 2022.
3.2	Amended and Restated Bylaws of Credex Corporation, Adopted March 25, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Credex Corporation

Date: March 31, 2022	By:	/s/ Robin McVey
Robin McVey
Chief Executive Officer